[FORM OF]

                             SUBSCRIPTION AGREEMENT

                         PETROSEARCH ENERGY CORPORATION

February ___, 2006

Petrosearch Energy Corporation
675 Bering Drive, Suite 200
Houston, Texas 77057

     The  undersigned,  ________________________________  (the  "SUBSCRIBER"),
understands  that  Petrosearch  Energy  Corporation,  a  Nevada Corporation (the
"COMPANY"), is offering for sale shares of the Company's common stock (the "COMMON STOCK") at a purchase price of $1.40 per share and warrants to purchase shares of Common Stock exercisable at a price of $2.00 per share (the "WARRANTS"). A copy of the form of Warrant Agreement is attached hereto as Exhibit A. The Subscriber acknowledges and understands that the offering of the
----------
Common Stock and the Warrants (the "OFFERING") is being made without registration of the Common Stock or the Warrants under the Securities Act of 1933, as amended (the "ACT"), or any securities "blue sky" or other similar laws of any state ("STATE SECURITIES LAWS"). The shares of Common Stock are being offered by the Company through Arabella Securities, LLC as the Company's placement agent (the "PLACEMENT AGENT").

     1. SUBSCRIPTION. Subject to the terms and conditions of this Subscription Agreement (the "SUBSCRIPTION AGREEMENT"), the Subscriber hereby subscribes for and agrees to purchase _____________________ shares of Common Stock and ____________ Warrants for the aggregate purchase price of $_____________________ upon acceptance of this Subscription Agreement.

     2. PAYMENT FOR THE COMMON STOCK AND WARRANTS. The undersigned encloses herewith $_________________ required to purchase the Common Stock and the Warrants subscribed for hereunder. If this subscription is not accepted by the Company for any reason, all documents and the purchase price will be returned to the Subscriber.

     3. ACCEPTANCE OF SUBSCRIPTION. The subscription for the shares of Common Stock and the Warrants shall be deemed to be accepted only when this Subscription Agreement has been signed by an authorized executive officer of the Company, on behalf of the Company.

     4. PLACEMENT AGENT FEES. In consideration of the Placement Agent's services rendered to the Company as its placement agent in connection with the Offering, the Company will pay the Placement Agent a fee equal to five percent (5%) of the gross proceeds received by the Company in connection with the sale of the Common Stock in the Offering. The Placement Agent will also receive warrants to purchase up to five percent (5%) of the total number of shares of Common Stock issued in the Offering at an exercise price of $2.00 per share. The Subscriber understands that the Company will also pay up to $5,000.00 of the Placement Agent's legal expenses in connection with the Offering as previously agreed upon by the Company and the Placement Agent.

     5. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber hereby represents and warrants to and covenants with the Company as follows:

          (a)  General.

          (i) The Subscriber has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

          (ii) The Subscriber is the sole party in interest and is not acquiring the Common Stock or the Warrants as an agent or otherwise for any other person. The Subscriber is a resident of the state set forth opposite its name on the signature page hereto and (a) if a corporation, partnership, trust or other form of business organization, it has its principal office within such state; (b) if an individual, he or she has his or her principal residence in such state; and (c) if a corporation, partnership, trust or other form of business organization which was organized for the specific purpose or acquiring the Common Stock and the Warrants, all of the beneficial owners are residents of such state.

          (iii) The Subscriber recognizes that the total amount of funds tendered to purchase the Common Stock and the Warrants is placed at the risk of the business and may be completely lost. The purchase of the Common Stock and the Warrants as an investment involves extreme risk.

          (iv) The Subscriber realizes that neither the Common Stock nor the Warrants can readily be sold as the shares of Common Stock and the Warrants (as well as the shares of Common Stock underlying the Warrants) are restricted securities, that it may not be possible to sell or dispose of the Common Stock or the Warrants and therefore the Common Stock and the Warrants must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for [his/its] current needs and personal contingencies.

          (v) The Subscriber confirms and represents that [he/it] is able (a) to bear the economic risk of [his/its] investment, (b) to hold the securities for an indefinite period of time, and (c) to afford a complete loss of [his/its] investment. The Subscriber also represents that [he/it] has (x) adequate means of providing for [his/its] current needs and personal contingencies, and (y) has no need for liquidity in this particular investment.

          (vi) The Subscriber has not become aware of the offering of Common Stock and the Warrants by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

          (b)   Information  Concerning  the  Company.

          (i) The Subscriber acknowledges that [he/it] has received all current information about the Company including the Company's (A) Form SB-2 Registration Statement filed with the Commission which became effective on September 7, 2005, (B) Form 10-QSB for the Company's quarter ended December 31, 2005; and (C) Form 8-K's of the Company filed on October 4, 2005, November 2, 2005, November 17, 2005, November 30, 2005, December 12, 2005, January 18, 2006 and
     February  3,  2006  (the  "FILED  DOCUMENTS").

          (ii) The Subscriber or [his/its] representative is familiar with the business and financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Subscription Agreement, that [he/it] and [his/its] representative have been afforded the opportunity to ask questions of and receive satisfactory answers from the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the Offering and has asked such questions as [he/it] or [his/its] representative desires to ask and all such questions have been answered to the full satisfaction of the Subscriber.

          (iii) The Subscriber has been furnished, has carefully read, and has relied solely (except for information obtained pursuant to (iv) below) on the information contained in the Filed Documents, and Subscriber has not received any other offering literature or prospectus, and no verbal or written representations or warranties have been made to Subscriber by the Company, or its employees or agents, other than the representations of the Company set forth herein and in the Filed Documents.

          (iv) The Subscriber has had an unrestricted opportunity to: (i) obtain additional information concerning the Offering, the Common Stock and the Warrants, the Company and any other matters relating directly or indirectly to Subscriber's purchase of the Common Stock and the Warrants; and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the Filed Documents.

          (v) The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed, taking into account all information received by the Subscriber.

          (vi) The Subscriber understands that the purchase of the Common Stock and the Warrants involves various risks, including, but not limited to, those outlined in this Subscription Agreement.

          (vii) The Subscriber acknowledges that no representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

          (viii) All documents, records and books pertaining to a proposed investment in the Common Stock and the Warrants which the Subscriber or [his/its] representative has requested have been made available to the Subscriber.

          (ix) The Subscriber or [his/its] representative has been provided access to all information requested in evaluating the purchase of the Common Stock and the Warrants.

          (c)  Status of the Subscriber.

          (i) The Subscriber represents that the Subscriber is an Accredited Investor as that term is defined in the Act as that term is defined in the Act (check each category of "Accredited Investor" below which is applicable to the Subscriber):

               ( ) (A) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

               ( ) (B) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

               ( ) (C) The undersigned is a corporation, partnership or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the securities offered by the Company and with total assets in excess of $5,000,000; or

               ( ) (D) The undersigned is an entity in which all of the equity owners are accredited investors.

          (ii) The Subscriber agrees to furnish any additional information requested to assure compliance with applicable Federal and State Securities Laws in connection with the purchase and sale of the Common Stock and the Warrants.

          (d) Restrictions on Transfer or Sale of the Common Stock and the Warrants.

          (i) The Subscriber is acquiring the Common Stock and the Warrants subscribed for solely for the Subscriber's own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Common Stock or the Warrants. The Subscriber understands that the offer and the sale of the Common Stock, the Warrants, and the shares of Common Stock underlying the Warrants have not been registered under the Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company and the Placement Agent and their respective counsel and the Company's transfer agent are relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

          (ii)  The  Subscriber understands that the shares of Common Stock, the
     Warrants, and the shares of Common Stock underlying the Warrants are "restricted securities" under applicable federal securities laws and that the Act and the rules of the Securities and Exchange Commission (the "COMMISSION") provide in substance that the Subscriber may dispose of the Common Stock and the Warrants only pursuant to an effective registration statement under the Act or an exemption therefrom. While the Company has agreed to grant "piggy-back" registration rights to the Subscriber pursuant to Section 9 for the Common
                                                        ---------
     Stock and the shares of Common Stock underlying the Warrants, the Subscriber acknowledges that the Company may not file a registration statement with the Commission and that if filed, no representation is made as to when such registration statement would be declared effective by the Commission. The certificates evidencing the shares of Common Stock, the Warrants, and the shares of Common Stock underlying the Warrants offered hereby will bear a legend which clearly sets forth this restriction. The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber's Common Stock or the Warrants.

          (iii) The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Common Stock or the Warrants or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Common Stock and the Warrants under the Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Act and all applicable State Securities Laws; (B) that the Company and any transfer agent for the Common Stock shall not be required to give effect to any purported transfer of any of the Common Stock or the Warrants except upon compliance with the foregoing restrictions; and (C) that a restrictive legend will be placed on the certificates representing the Common Stock, the Warrants, and any shares of Common Stock issued pursuant to exercise of the Warrants.

          (iv) The Subscriber has not offered or sold any portion of the subscribed for Common Stock or the Warrants and has no present intention of dividing such Common Stock or the Warrants with others or of reselling or otherwise disposing of any portion of such Common Stock or the Warrants either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

     6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Subscriber as follows:

          (a) Each of the Company and its subsidiaries is duly incorporated, validly existing and in good standing under the laws of its state of incorporation or formation, and is duly qualified to do business in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company. Each of the Company and its subsidiaries has all requisite corporate power and authority (i) to own and lease the properties and assets it currently owns and leases and it contemplates owning and leasing and (ii) to conduct its activities as such activities are currently conducted and as currently contemplated to be conducted.

          (b) The Company has duly authorized the issuance and sale of the shares of Common Stock and the Warrants and the shares of Common Stock underlying the Warrants in accordance with the terms of this Subscription Agreement and the Warrant Agreement by all requisite corporate action, and the execution, delivery and performance of any other agreements and instruments executed in connection herewith including the Warrant Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

          (c) The shares of Common Stock and the shares of Common Stock underlying the Warrants, when issued and paid for in accordance with the terms of this Subscription Agreement and the Warrant Agreement, will represent validly authorized, duly issued and fully paid and nonassessable shares of Common Stock of the Company, and the issuance thereof will not conflict with the Articles of Incorporation or Bylaws of the Company and will be in compliance in all material respects with all federal and state securities laws applicable to such issuance and sale.

          (d) The execution and delivery of this Subscription Agreement and the Warrant Agreement, the fulfillment of the terms set forth herein and therein and the consummation of the transactions contemplated hereby and thereby will not conflict with, or constitute a breach of or default under, any agreement, indenture or instrument by which the Company is bound or any law, administrative rule, regulation or decree of any court or any governmental body or administrative agency applicable to the Company.

          (e) The Filed Documents that have been filed with the Commission, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and, at the time filed with the Commission and as of the date hereof, when read together and with the other information in the Filed Documents, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     7. SURVIVAL AND INDEMNIFICATION. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this Section7 shall survive (i) the acceptance of the Subscription Agreement by the Company and (ii) the death or disability of the Subscriber. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgment or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein up to the amount of such Subscriber's investment. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities or State Securities laws.

     8. ADJUSTMENT UPON MORE FAVORABLE PLACEMENT. If at any time during the period from the execution of this Subscription Agreement until six (6) months thereafter the Company shall issue shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock), other than issuances pursuant to the Company's existing stock option plan at a price per share (or having an exercise, conversion or exchange price per share) less than $1.40, then the purchase price of the shares of Common Stock purchased under this Subscription Agreement shall be automatically adjusted to the lower price made available to the third party. Upon the adjustment, such additional shares of Common Stock shall be issued to Subscriber and delivered to Subscriber as are necessary to make the purchase price per share paid by the Subscriber equal the lower price.

     9.  PIGGYBACK REGISTRATION RIGHTS.

     The Company covenants and agrees as follows:

     (a)  Definitions. For purposes of this Section 9:
          -----------

               (i) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

               (ii) The term "Holder" means each of the persons who at the time holds Registrable Securities or a warrant or warrants (including this Warrant) to purchase Registrable Securities.

               (iii) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and such registration statement or document becoming effective.

               (iv) The term "Registrable Securities" means (i) the Common Stock and the shares of Common Stock issuable upon the exercise of the Warrants issued in this Offering, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock or shares issuable upon the exercise of the Warrants; provided, however, that any such securities shall cease to be Registrable Securities when (i) one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein; (ii) such securities shall have been disposed of in accordance with SEC Rule 144 promulgated under the 1933 Act, or any successor rule or regulation thereto, or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144 ("Rule 144"); (iii) such securities may be sold by a Holder in a transaction pursuant to the provisions of Rule 144 provided that such rule shall be at such time available for the sale of all such securities which the Holder at such time desires to sell; or (iv) such securities may otherwise be sold to the public in a transaction not requiring registration under the 1933 Act.

               (v) The term "Registration Expenses" means all registration, qualification and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Subscription Agreement, and any other fees and expenses of the registration under this Subscription Agreement which are not Selling Expenses.

               (vi) The term "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

               (vii) All other capitalized terms used in this Section that are not defined herein shall have the meaning otherwise given in this Subscription Agreement.

          (b)  Reserved.
               --------

          (c)  Piggyback  Registration  Rights.
               -------------------------------

                    (i) If, at any time or from time to time, the Company shall determine to register any shares of its Common Stock, either for its own account or for the account of a security holder or holders, other than (A) a registration relating solely to stock option or employee benefit plans or
     (B) a registration relating solely to a transaction covered by Rule 145 under the 1933 Act, the Company will (X) promptly give the Holders written notice thereof, and (Y) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by a Holder or Holders within twenty
     (20)  days  after  receipt  of  such  written  notice  from  the  Company.

                    (ii) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as part of the written notice given pursuant to
     Section 9(c)(i). In such event, the right of each Holder to registration pursuant to this Section 9(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities owned by such Holder in the underwriting to the extent provided under this Section 9(c). If a Holder proposes to distribute its Registrable Securities through such underwriting it shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 9(c), if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holders of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the such registration by the Holders and the holders of any other securities pro rata according to the number of securities requested by the Holders and such holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of any underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the such registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights pro rata according to the number of securities requested by the Holders and such other holders to be included in the registration and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise any Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If a Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                    (iii) The Company may withdraw a registration for which registration rights have been exercised pursuant to this Section 9(c) at any time prior to the time it becomes effective.

          (d)  Expenses  of  Registration. All Registration Expenses incurred in
               --------------------------
connection with a registration pursuant to this Section 9 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of a Holder shall be borne by such Holder.

          (e)  Registration  Procedures.
               ------------------------

               (i) In connection with the registration of Registrable Securities pursuant to this Section 9, the Company shall as expeditiously as is reasonable:

                    (A) prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                    (B) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the Holder or Holders have completed the distribution described in such registration statement;

                    (C) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

                    (D) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as the underwriter shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

                    (E) immediately notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

                    (F) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act;

                    (G) use its best efforts to list such securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over- the-counter market, to use is best efforts to cause such securities to be listed on such securities exchange or over-the-counter market as the managing or lead managing underwriter shall reasonably request;

                    (H) use its best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

                    (I) issue to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing shares of Common Stock without restrictive legends.

               (ii) If requested by the managing or lead managing underwriter for any underwritten offering of Registrable Securities on behalf of a Holder or Holders of Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and each such Holder and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as the parties thereto shall agree, including, without limitation, provisions relating to indemnification and contribution in lieu thereof.

               (iii) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

               (iv) The Holder or Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

          (f)  Limitation  on Subsequent Registration Rights. From and after the
               ---------------------------------------------
     date hereof, the Company shall not, without the prior written consent of the Subscriber, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company on a basis that is superior in any way to the piggyback rights granted to Subscriber hereunder.

          (g)  Indemnification.
               ---------------

          (i)  In  the  event  of  any  registration  of  shares of Common Stock pursuant  to  this  Section 9, the  Company  will,  to  the  maximum extent
                         ---------
     permitted by law, indemnify and hold harmless the Subscriber and each person, if any, who controls the Subscriber within the meaning of Section 15 of the Act (collectively, the "INDEMNIFIED PARTIES") against any losses, claims, damages, or liabilities, joint or several, to which any of such Indemnified Parties may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement of any material fact contained in the registration statement, any prospectus contained therein, or any amendment or supplement thereof, or arising out of or based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse such Indemnified Parties for any reasonable legal or other expenses they incur in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in conformance with information that has been furnished in writing by such indemnified party. The indemnification provided for herein shall be applicable, regardless of whether any such losses, claims, damages, or liabilities result solely or in part from the active, passive or concurrent negligence or strict liability of the indemnitee.

          (ii)  In  the  event  of  any  registration  of shares of Common Stock pursuant  to  this  Section 9, the  Subscriber  will, to the maximum extent
                         ---------
     permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each person, if any, who controls the Company, within the meaning of the Act (collectively, the "INDEMNIFIED PERSONS"), against any loss, claim, damage or liability of which the Company or any such Indemnified Person may be or become subject under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue statement of any material fact contained in the registration statement, such prospectus, or amendment or supplement thereof, or arises out of or is based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arises out of or is based on any failure by the Subscriber to comply with the covenants or agreements contained in this

     Subscription Agreement with respect to the shares of Common Stock and the shares of Common Stock underlying the Warrants, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information that has been furnished in writing by such Subscriber, and will reimburse the Company and each such officer, director and controlling person for any reasonable legal or other expenses they incur in connection with investigating or defending against any such loss, claim, damage, liability or action. The indemnification provided for herein shall be applicable, regardless of whether any such losses, claims, damages, or liabilities result solely or in part from the active, passive or concurrent negligence or strict liability of the indemnitee.

          (iii) Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant thereto, notify the indemnifying party of the commencement thereof, but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to any extent to which the indemnifying party is actually prejudiced thereby. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. An indemnified party shall not be liable for any settlement of an action or claim effected without its written consent (which shall not be unreasonably withheld or delayed). An indemnifying party who is entitled to, or elects to, assume the defense of a claim shall have the right to employ its counsel in such claim or action, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim that makes the representation by such counsel inappropriate, in which case the indemnifying party shall select separate counsel for such indemnified party reasonably acceptable to such indemnified party; provided, however, that the indemnifying party will not be obligated to pay the fees and expenses of more than one counsel (other than local counsel as reasonably required) for all parties indemnified by such indemnifying party with respect to such claim.

          (iv) Notwithstanding any other provision of this Subscription Agreement, the liability of the Subscriber for indemnification or contribution under this Subscription Agreement shall not exceed an amount equal to the number of shares of Common Stock sold by the Subscriber under the registration statement multiplied by the net amount per share of Common Stock received in such sale(s). The indemnification and contribution provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

     10. RECAPITALIZATION, EXCHANGES, ETC. AFFECTING THE COMMON STOCK. The provisions of this Subscription Agreement, including, without limitation, the registration rights provided for herein, shall apply to the full extent set forth herein with respect to any and all shares of Common Stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the shares of Common Stock and the shares of Common Stock underlying the Warrants, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Subscription Agreement.

     11. NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

     (a)  if to the Company, to it at the following address:

                    Petrosearch Energy Corporation.
                    675 Bering Drive, Suite 200
                    Houston, Texas 77057
                    Attn: President

     (b) if to the Subscriber, at the address set forth on the last page hereof or directly to the Subscriber at the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

     All notice and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two days after being deposited in the mail, postage prepaid, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     12. ASSIGNABILITY. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by each of the parties hereto.

     13. BINDING EFFECT. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

     14. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

     15. GOVERNING LAW. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of Texas. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Harris County, Texas.

     16. SEVERABILITY. If any provision of this Subscription Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     17. HEADINGS. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

     18. COUNTERPARTS AND FACSIMILES. This Subscription Agreement may be executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

     IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement this _____ day of February, 2006.


                              --------------------------------------------
                              Signature of Investor


                              --------------------------------------------
                              Name (Please type or print)


                              Signature of Spouse or Co-Owner if funds are to be invested as joint tenants by the entirety or community property.


                              --------------------------------------------
                              Name (Please type or print)


                              --------------------------------------------------
                                    Street Address


                              --------------------------------------------------
                                    City              State              Zip



================================================================================

     ACCEPTED by the Company this the _____ day of February, 2006.


PETROSEARCH ENERGY CORPORATION


By:
    -------------------------------------------
    Richard D. Dole
    President and Chief Executive Officer